GOLDMAN SACHS TRUST II

Goldman Sachs Target Date Portfolios

Class A, Institutional, Service,

Class IR, Class R and Class R6 Shares of the

Goldman Sachs Target Date 2020 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2050 Portfolio

(collectively, the “Portfolios”)

Supplement dated June 23, 2016 to the

Prospectus (the “Prospectus”)

and the Statement of Additional Information (the “SAI”)

dated June 23, 2016

The above referenced Prospectus and SAI reflect the proposed reorganizations (collectively, the “Reorganizations”) of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, each a series of Madison Funds (each, a “Target Fund” and collectively, the “Target Funds”), into Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio, respectively. The Reorganizations are expected to occur on August 22, 2016 and each is subject to the approval of the applicable Target Fund’s shareholders.

The Portfolios will not be available for purchase until August 22, 2016.

Beginning on August 22, 2016, this Supplement shall no longer apply.

This Supplement should be retained with your Prospectus and SAI for future reference.

TARGDATEORG 06-16